UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 29, 2014

BioTime, Inc.
(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices)

(510) 521-3390
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may, “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements.  Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in BioTime’s periodic reports filed with the SEC under the heading “Risk Factors” and other filings that BioTime may make with the Securities and Exchange Commission.  Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change.  Except as required by law, BioTime disclaims any intent or obligation to update these forward-looking statements.

The information contained in Item 7 of this Report and Exhibit 99.1 shall be deemed “furnished” and not “filed” under the Securities Exchange Act of 1934, as amended.

Section 1 - Registrant’s Business and Operations

Item 1.01 - Entry into a Material Definitive Agreement.

On December 29, 2014, we entered into an Employment Agreement with our new Chief Operating Officer, Aditya Mohanty, which is described in Item 5.02 of this Report, which description is incorporated by reference.  The description of Mr. Mohanty’s Employment Agreement in this Report is a summary only and is qualified in all respects by the complete terms of the Employment Agreement which will be filed as an exhibit to our Annual Report on Form 10-K for the year ending December 31, 2014.

Section 5 - Corporate Governance and Management

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of New Chief Operating Officer

On December 29, 2014, Aditya Mohanty joined BioTime as its new Chief Operating Officer.  Mr. Mohanty comes to BioTime from Shire plc, a biotechnology company focused on research, development and commercialization of novel biological products for rare diseases, where he served in a number of executive positions, including as President/Head Regenerative Medicine from 2013 to 2014, as Senior Vice President, Business and Technical Operations from 2012 to 2013, as Global Franchise Head MPS from 2010 to 2012, and as Vice President of Operations/Product General Manager from 2005 to 2012.  Mr. Mohanty was VP of Manufacturing and Operations at Transkaryotic Therapies, Inc. from 2002 to 2005 when it was acquired by Shire.  Before joining Transkaryotic Therapies, Mr. Mohanty held a number of management positions at Baxter Healthcare Corporation, Bioscience Division from 1990 to 2002.  Mr. Mohanty received an MBA degree from Saint Mary’s College, an MS in Chemical Engineering from Clarkson University, and a B. Tech in Chemical Engineering from REC Trichy, in India.

We have entered into an Employment Agreement with Mr. Mohanty pursuant to which he will receive an annual salary of $450,000 and a grant of options to purchase 675,000 BioTime common shares at an exercise price of $3.78 per share.  Mr. Mohanty’s stock options are subject to the terms and conditions of a Stock Option Agreement and our Equity Incentive Plan.  His options will vest, and thereby become exercisable, in forty-eight equal monthly installments, based upon his continued employment by BioTime or a subsidiary, and will expire if not exercised within ten years from the date of grant.

Mr. Mohanty’s Employment Agreements contains provisions entitling him to severance benefits in the event that his employment is terminated by us without “cause” as defined in his Employment Agreement, or following a “Change of Control” of BioTime.  If Mr. Mohanty has been employed by us for one year or less, the severance benefits will be payment of three months base salary.  If Mr. Mohanty has been employed by us for more than one year, the severance benefits will be payment of six months base salary and 50% of his then unvested stock options will vest.  The cash severance compensation may be paid in a lump sum or, at our election, in installments consistent with the payment of Mr. Mohanty’s salary while employed by us.  However, if a termination of his employment without “cause” occurs within twelve months following a “Change of Control,” he will be entitled to either (1) four months base salary if he has been employed by the Company for less than two years or (2) twelve months base salary if he has been employed for two or more years, and 100% of his then unvested BioTime options will vest.  In order to receive the severance benefits, Mr. Mohanty must execute a general release of all claims against BioTime and must return all BioTime property in his possession.

“Change of Control” means (A) the acquisition of our voting securities by a person or an Affiliated Group entitling the holder to elect a majority of our directors; provided, that an increase in the amount of voting securities held by a person or Affiliated Group who on the date of the Employment Agreement beneficially owned (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended, and the regulations thereunder) more than 10% of our voting securities shall not constitute a Change of Control; and provided, further, that an acquisition of voting securities by one or more persons acting as an underwriter in connection with a sale or distribution of voting securities shall not constitute a Change of Control, (B) the sale of all or substantially all of our assets; or (C) a merger or consolidation in which we merge or consolidate into another corporation or entity in which our shareholders immediately before the merger or consolidation do not own, in the aggregate, voting securities of the surviving corporation or entity (or the ultimate parent of the surviving corporation or entity) entitling them, in the aggregate (and without regard to whether they constitute an Affiliated Group) to elect a majority of the directors or persons holding similar powers of the surviving corporation or entity (or the ultimate parent of the surviving corporation or entity). A Change of Control shall not be deemed to have occurred if all of the persons acquiring our voting securities or assets, or merging or consolidating with us, are one or more of our direct or indirect subsidiaries or parent corporations. “Affiliated Group” means (A) a person and one or more other persons in control of, controlled by, or under common control with, such person; and (B) two or more persons who, by written agreement among them, act in concert to acquire voting securities entitling them to elect a majority of our directors. “Person” includes both people and entities.

We have also agreed to pay the cost of round trip travel, in accordance with our employee travel policies, for Mr. Mohanty to return to his home in Southern California on a weekly basis for a period of one year.

Section 7 - Regulation FD

Item 7.01 - Regulation FD Disclosure

On December 29, 2014, we issued the press release furnished as Exhibit 99.1 to this Report, which is incorporated by reference.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated December 29, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date:	December 29, 2014	By:	/s/ Michael D. West
Chief Executive Officer

Exhibit Number	Description
99.1	Press Release dated December 29, 2014

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